                                                                  EXHIBIT 10.6.5

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 15th day of July, 2003, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association ("Bank One"), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Joint Bookrunner. Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 2, 2002, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, the Borrower has advised Agent and the Lenders that it intends to consummate an offering of debt securities in accordance with the terms and conditions of an Offering Memorandum substantially similar to the draft of an Offering Memorandum provided to Agent and Lenders on or about July 16, 2003 (the "Offering Memorandum"), with one or more Book-Running Managers selected by the Borrower (the "Debt Offering"); and

         WHEREAS, certain provisions of the Credit Agreement prohibit the Borrower from consummating the Debt Offering without the express written consent of Agent and the Super Majority Lenders; and

         WHEREAS, the Borrower has requested the Agent and the Lenders to (i) consent to the consummation of the Debt Offering and waive any Default or Event of Default arising as a result thereof; and (ii) amend the Credit Agreement in certain respects; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Agent and the Lenders, hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

         1.1 ADDITIONAL DEFINITIONS. Section 1 of the Credit Agreement shall be and it hereby is amended by adding the following definitions in alphabetical order to such section:

         8.75% Senior Subordinated Notes means those certain 8.75% Senior Subordinated Notes due January 15, 2007 issued pursuant to an Indenture dated as of March 14, 1997 by and between Borrower and Fleet National Bank, as Trustee.

         Convertible Subordinated Debentures means those certain 6% Convertible Subordinated Debentures due 2007, issued pursuant to an Indenture by and between Borrower and Key Corp. Shareholder Services, Inc., as Trustee.

         Disqualified Stock means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to the Maturity Date, or (ii) requires the payment of any dividend other than dividends which are paid in kind.

         Fourth Amendment to Credit Agreement means that certain Fourth Amendment to Amended and Restated Credit Agreement, dated July 15, 2003, by and among the Borrower, Agent and the Lenders

         Refinancing Indebtedness means indebtedness of Borrower incurred pursuant to clause (viii) of Section 13(h) hereof and any renewals or extensions thereof.

         Refinancing Net Proceeds means an amount equal to the proceeds of the issuance of the Refinancing Securities less any and all transaction costs and expenses incurred by Borrower in connection therewith, regardless of whether all or any portion of such proceeds are applied to prepay the outstanding principal balance of the Notes and accrued interest thereon prior to the application of such proceeds to, or the exchange of Refinancing Securities for, indebtedness evidenced by the Junior Securities pursuant to clause (viii) of Section 13(h) and clause (iii) of Section 13(i).

         Refinancing Securities means the notes, instruments, and securities evidencing the Refinancing Indebtedness.

         1.2 AMENDED DEFINITION. Each of the following definitions in Section 1 of the Credit Agreement shall be amended as follows:

         Junior Securities means, collectively the 8.75% Senior Subordinated Notes, the Convertible Subordinated Debentures, the Trust Convertible Preferred Securities and the Refinancing Securities.


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

         Unscheduled Redeterminations means a redetermination of the Borrowing Base made at any time other than on the dates set for the regular semi-annual redetermination of the Borrowing Base which are made (A) at the request of Borrower (but only once between Borrowing Base redeterminations), (B) at the request of Super Majority Lenders (but only twice between Borrowing Base redeterminations) or (C) upon the issuance of any Refinancing Securities, provided, however, that (i) Super Majority Lenders may require an Unscheduled Redetermination at any time it appears to Agent or Super Majority Lenders, in the exercise of their reasonable discretion, that either (a) there has been a material decrease in the value of the Oil and Gas Properties, or (b) an event has occurred which is reasonably expected to have a Material Adverse Effect, or
(ii) Super Majority Lenders may require an Unscheduled Redetermination if Borrower terminates any material agreements entered into in connection with a Rate Management Transaction used by Lenders in determining the Hydrocarbon Borrowing Base or if the counterparty to any such material agreement commences, or has commenced against it any proceeding under any bankruptcy, insolvency or similar law now or hereafter in effect.

         1.3 AMENDMENT TO FINANCIAL STATEMENTS AND REPORTS. Clause (ii) of
Section 12(a) of the Credit Agreement shall be and it hereby is amended by inserting the following at the end of such clause:

         ,together with a report demonstrating, in reasonable detail, the use of the Refinancing Net Proceeds during such fiscal quarter, including, without limitation, (w) the initial amount of the Refinancing Net Proceeds immediately following the issuance of the Refinancing Securities and prior to the application of any such Refinancing Net Proceeds to any indebtedness of the Borrower, (x) the amount of the Refinancing Net Proceeds used to refinance, repay, defease or redeem Junior Securities pursuant to and as permitted under clause (viii) of Section 13(h) during such fiscal quarter and cumulatively since the issuance of the Refinancing Securities, (y) the amount of Refinancing Securities issued in exchange for Trust Convertible Preferred Securities during such fiscal quarter and cumulatively since the issuance of the Refinancing Securities and (z) the amount of Refinancing Net Proceeds remaining as of the end of such fiscal quarter after giving effect to any Refinancing Securities exchanged for any Trust Convertible Preferred Securities.

         1.4 AMENDMENT TO DEBTS, GUARANTIES AND OTHER OBLIGATIONS. Section 13(h) of the Credit Agreement shall be and it hereby is amended by deleting "or" at the end of clause (vii), deleting clause (viii) of such Section and inserting the following after clause (vii) of such Section as clauses (viii), and (ix) of such Section:

         (viii) the incurrence by Borrower, on or before September 30, 2003, of unsecured indebtedness in an aggregate principal amount not to exceed $135,000,000; provided that (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) such indebtedness is subordinated in right of payment to the indebtedness, liabilities and obligations evidenced by the Notes, the Agreement and the other Loan Documents, (C) the stated maturity date with respect to such indebtedness is not earlier than January 1, 2010, (D) the annual interest rate with respect to such indebtedness is fixed at a rate that is less than or equal to 8.5% per annum and is payable no more frequently than quarterly; (E) the Refinancing Net Proceeds are used to refinance or defease all of the issued and outstanding 8.75% Senior Subordinated

Notes not later than sixty (60) days after the issuance of such indebtedness; and (F) all of the Refinancing Net Proceeds in excess of the amount necessary to refinance or defease all of the issued and outstanding 8.75% Senior Subordinated Notes (less the amount, upon issuance, of any Refinancing Securities issued in exchange for the Trust Convertible Preferred Securities) are used to either (x) refinance, repay, defease, or redeem the Subordinated Convertible Debentures or the Trust Convertible Preferred Securities, or (y) prepay, without premium or penalty, the outstanding principal amount of the Notes and accrued interest thereon to the date of prepayment; or

         (ix) any renewals or extensions of (but, other than in the case of the Notes, not increases in) any of the foregoing.

         1.5 AMENDMENT TO RESTRICTED PAYMENTS. Section 13(i) of the Credit Agreement shall be and it hereby is amended by deleting "or" at the end of clause (i), deleting the period "." at the end of clause (ii), inserting "; or" at the end of clause (ii) and inserting the following after clause (ii) of such Section as clause (iii) of such Section:

         (iii) the redemption or defeasance of the 8.75% Senior Subordinated Notes, the Subordinated Convertible Debentures and the Trust Convertible Preferred Securities with Refinancing Net Proceeds in accordance with and to the extent permitted by clause (viii) of Section 13(h) hereof, and the exchange of Refinancing Securities for the Trust Convertible Preferred Securities; provided that no Default or Event of Default has occurred and is continuing or would result therefrom.

         1.6 AMENDMENT TO ISSUANCE OF PREFERRED STOCK. Section 13(p) of the Credit Agreement shall be and it hereby is amended as follows:

         (p) Issuance of Preferred Stock. Except as otherwise permitted with the prior written consent of the Super Majority Lenders, Borrower shall not issue any Disqualified Stock after the Effective Date.

         1.7 AMENDMENT TO PAYMENTS OR PREPAYMENTS OF OTHER INDEBTEDNESS. Section 13(q) of the Credit Agreement shall be and it hereby is amended by deleting "Section 13(i)(ii)" from such section and inserting "Section 13(i)" in replacement thereof.

         1.8 WAIVER OF CERTAIN ADDITIONAL BORROWING BASE ADJUSTMENTS. Notwithstanding Section 7(c) of the Credit Agreement, Borrower, Agent and Lenders hereby agree that no increase shall be made in the Borrowing Base with respect to the issuance of the Refinancing Securities or the acquisition or redemption of any Junior Securities with Refinancing Net Proceeds.

SECTION 2. CONSENT AND WAIVER. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Required Lenders hereby (a) consent to (i) the consummation of the Debt Offering in accordance with the terms and conditions of the Offering Memorandum, and (ii) the execution and delivery by Borrower of any and all agreements, documents and instruments necessary to evidence the Debt Offering (the "Debt Offering Documents"), and the performance of its obligations and the exercise of its rights under and pursuant thereto, and (b) waive compliance by Borrower with each provision of the Credit Agreement and the other Loan Documents to the extent, but only to the extent, that the consummation of the Debt Offering and the execution and delivery of the Debt Offering Documents by Borrower, and the performance of its obligations and the exercise of its rights under and pursuant thereto, violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Documents. The consent and waiver herein contained is expressly limited as follows: (x) such consent and waiver is limited solely to the consummation of the Debt Offering in accordance with the terms of the Debt Offering Documents most recently provided to Agent, and (y) such consent and waiver is a limited, one-time consent and waiver, and nothing contained herein shall obligate the Lenders to grant any additional or future consent or waiver with respect to, or in connection with, any provision of any Loan Document.

SECTION 3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

SECTION 4. CONDITIONS. The amendments to the Credit Agreement contained in
Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

         4.1 EXECUTION AND DELIVERY. The Borrower and each Guarantor shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent;

         4.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

         4.3 NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

         4.4 WORK FEE. Agent shall have received, for the benefit of the Lenders executing and delivering this Amendment to Borrower on or before 5:00 p.m. (Chicago time) on Wednesday, July 16, 2003, a work fee of $5,000 for each such Lender.


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

         4.5 OTHER DOCUMENTS. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

         4.6 LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

SECTION 5. MISCELLANEOUS.

         5.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Lenders.

         5.2 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim


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is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM, BUT NOT FROM ANY PORTION OF SUCH CLAIM ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY.

         5.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         5.5 NO IMPAIRMENT. Borrower acknowledges and agrees that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower confirms and agree that (a) neither the execution of this Fourth Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to
Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    RANGE RESOURCES CORPORATION
                                    a Delaware corporation

                                    By:     /s/ JOHN H. PINKERTON
                                            -----------------------------------
                                    Name:   John H. Pinkerton
                                    Title:  President


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

                                    LENDERS:

                                    BANK ONE, NA, a national banking
                                    association (Main Office Chicago) as a
                                    Lender and Administrative Agent

                                    By:     /s/ THOMAS E. BOTH
                                            -----------------------------------
                                    Name:   Thomas E. Both
                                    Title:  Director, Capital Markets


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                                    BANK OF SCOTLAND

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------


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

                                    JPMORGAN CHASE BANK

                                    By:    /s/ ROBERT C. MERTENSOTTO
                                           ------------------------------------
                                    Name:  Robert C. Mertensotto
                                    Title: Managing Director


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

                                    COMPASS BANK

                                    By:    /s/ JOHN M. FALBO
                                           ------------------------------------
                                    Name:  John M. Falbo
                                    Title: Senior Vice President


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

                                    CREDIT LYONNAIS, NEW YORK BRANCH

                                    By:    /s/ PHILLPPE SOUSTRA
                                           ------------------------------------
                                    Name:  Phillppe Soustra
                                    Title: Executive Vice President


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

                                    FLEET NATIONAL BANK

                                    By:    /s/ JEFFREY H. RATHKAMP
                                           ------------------------------------
                                    Name:  Jeffrey H. Rathkamp
                                    Title: Director


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

                                    FORTIS CAPITAL CORP.

                                    By:    /s/ CHRISTOPHER S. PARADA
                                           ------------------------------------
                                    Name:  Christopher S. Parada
                                    Title: Vice President

                                    By:    /s/ DARRELL W. HOLLEY
                                           ------------------------------------
                                    Name:  Darrell W. Holley
                                    Title: Managing Director

                                    NATEXIS BANQUES POPULAIRES

                                    By:    /s/ DONOVAN C. BROUSSARD
                                           ------------------------------------
                                    Name:  Donovan C. Broussard
                                    Title: Vice President and Group Manager

                                    By:    /s/ DANIEL PAYER
                                           ------------------------------------
                                    Name:  Daniel Payer
                                    Title: Vice President

                                    COMERICA BANK-TEXAS

                                    By:    /s/ PETER SEFZIK
                                           ------------------------------------
                                    Name:  Peter Sefzik
                                    Title: Assistant Vice President - Texas
                                           Division


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

                            CONSENT AND REAFFIRMATION

       The undersigned (each a "Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Amended and Restated Credit Agreement (the "Fourth Amendment"); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "Guaranty") and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Fourth Amendment.

                                    GUARANTORS:

                                    RANGE ENERGY I, INC.
                                    a Delaware corporation

                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President

                                    RANGE HOLDCO, INC.
                                    a Delaware corporation

                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President

                                    RANGE PRODUCTION COMPANY
                                    a Delaware corporation

                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President

                                    RANGE ENERGY VENTURES
                                    CORPORATION, a Delaware corporation


                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President

                                    GULFSTAR ENERGY, INC.
                                    a Delaware corporation

                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President

                                    RANGE ENERGY FINANCE CORPORATION
                                    a Delaware corporation

                                    By:    /s/ JOHN H. PINKERTON
                                           ------------------------------------
                                    Name:  John H. Pinkerton
                                    Title: President


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